UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

[ X ] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 23, 2009

[     ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ______________ to ________________

Commission File Number: 001-31261

AMANASU TECHNO HOLDINGS CORPRATION

(Exact name of registrant as specified in its charter)

Nevada	98-0351508
(State of other jurisdiction of incorporation or organization)	(I.R.S. Eployer Identification No.)

115 East 57th Street, 11th Floor New York, NY 10022

(Address of principal executive offices)

646-274-1274

(Registrant's telephone number, including area code)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events and Regulation FD Disclosure

  As of November 2, 2009 Amanasu Techno Holdings Corporation has renegotiated the terms of the initial agreement for the pertaining to the "Haruka" technology (an automated human waste disposal system) dated April 27, 2009 (please refer to the 8-K document filed on May 5, 2009). The new agreement gives exclusive sales and manufacturing rights to Amanasu Techno Holdings Corporation, as well as the exclusive branding, and design rights of the Haruka technology. Note that the new agreement does not include the 55 patents as mentioned in the previous 8-K filed on May 5, 2009.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements of businesses acquired

None

(b) Pro forma financial information

None

(c) Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amanasu Techno Holdings Corporation
(Registrant)

/s/ Atsushi Maki

Atsushi Maki
Chairman & Chief Executive Officer

Date: November 23, 2009